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
Today                   One Month Ago   Three Months Ago Six Months Ago    End of Last Year One Year Ago    Three Years Ago
12/31/99                  11/30/99          9/30/99           6/30/99         12/31/98        12/31/98        12/31/96

Five Years Ago          Ten Years Ago
12/31/94                  12/31/89




AUVs

Base                         Today       One Month Ago   Three Months Ago   Six Months Ago  End of Last Year One Year Ago
                        ----------------------------------------------------------------------------------------------------
Large Company Growth          13.536889        12.250196         10.785494        10.821266      #N/A            #N/A
Small Company Growth          17.584851        14.590781         12.148271        11.154239      #N/A            #N/A


Returns


Base                       One Month      Three Month        Six Month           YTD           One Year       Three Year
                        ----------------------------------------------------------------------------------------------------
Large Company Growth        10.50%           25.51%           25.10%             #N/A            #N/A            #N/A
Small Company Growth        20.52%           44.75%           57.65%             #N/A            #N/A            #N/A



AUVs

Base                  Three Years Ago  Five Years Ago Ten Years Ago  Inception DateInception Date
                     -----------------------------------------------------------------------------------
Large Company Growth       #N/A             #N/A           #N/A                 10        10
Small Company Growth       #N/A             #N/A           #N/A                 10        10



Returns
                                                     Avg. Portfolio  Total Sub.   Avg. Sub.
Base                   Five Year        Ten Year      Inception      Inception   Inception
                       -----------------------------------------------------------------------------------
Large Company Growth      #N/A             #N/A          57.94%        35.37%      57.94%
Small Company Growth      #N/A             #N/A         134.42%        75.85%      134.42%


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